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                                                                   EXHIBIT 10(j)










                                 ASHWORTH, INC.
                              AMENDED AND RESTATED
                           INCENTIVE STOCK OPTION PLAN
                                NOVEMBER 1, 1996












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                                TABLE OF CONTENTS

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1.    Purpose.................................................................1

2.    Number of Shares........................................................1

3.    Administration of the ISOP..............................................1

4.    Eligible Employees......................................................1

5.    Size and Frequency of Grants............................................2

6.    Option Price............................................................2

7.    Method of Exercise......................................................2

8.    Acceleration of Exercise of Instruments.................................2

9.    Option Period and Terms of Exercise of Options..........................3

10.   Transferability of Options..............................................3

11.   Termination of Employment...............................................3

12.   Option Rights Upon Retirement or Disability.............................4

13.   Death of Optionee ......................................................4

14.   Holding Period..........................................................4

15.   Adjustments upon Changes in Common Stock................................4

16.   Amendment and Termination of the ISOP...................................4

17.   Requirements of Law.....................................................5

18.   Reports to Shareholders.................................................5

19.   Effective Date of the ISOP..............................................5

20.   Definitions.............................................................5
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                                 ASHWORTH, INC.
                AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN
                                NOVEMBER 1, 1996


     1. PURPOSE. It is the purpose of this amended and restated incentive stock option plan (the ISOP) to promote the interests of Ashworth, Inc. (the
Company) and its stockholders by attracting, retaining and stimulating the performance of selected Employees, giving such Employees the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress, to reinforce corporate long-term profit goals, and to provide competitive levels of long-term compensation for such Employees.

     2. NUMBER OF SHARES. Options may be granted by the Company from time to time under the ISOP to purchase an aggregate of 3,000,000 shares of the authorized but unissued Common Stock of the Company, which shares shall be reserved for the purposes set forth herein (the Shares). If any such Options shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject to such expired or terminated Options shall be available for purposes of the ISOP.

     3.   ADMINISTRATION OF THE ISOP. The ISOP shall be administered by the
Company's Board of Directors or by a Committee which the Board may designate to administer the ISOP (hereinafter referred to as the Committee which shall refer to either the Board of Directors or its designated committee). The following provisions shall apply to the administration of the ISOP by the Committee:

          a. The Committee may make such rules and regulations for the conduct of its business as it may determine.

          b. The Committee shall have full authority, subject to the express provisions of the ISOP, to interpret the ISOP, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of each Option and the form of the instrument evidencing an Option and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the ISOP. In addition, the Committee shall have full authority, subject to the express provisions of the ISOP, to determine eligible
Employees, the time or date upon which an Option shall be granted, and the number of Shares offered in the Option. In making such determinations, the Committee may take into account the nature of the services rendered by the Employee, his present and potential contributions to the success of the Company's business, and such other facts the Committee in its discretion shall deem applicable to carry out the purposes of the ISOP.

          c. The Committee may, at its discretion, delegate its ministerial duties to an officer or employee or to a subcommittee composed of officers or employees of the Company, but may not delegate its authority to apply or interpret the provisions of this ISOP or to make determinations specified in paragraph (b) of this Section of the ISOP.

          d. No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the ISOP or any Option granted hereunder.

     4. ELIGIBLE EMPLOYEES. Participation in the ISOP shall be limited to full-time Employees of the Company as hereinafter defined. Selection of the Participants will be by the Committee.


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     5.   SIZE AND FREQUENCY OF GRANTS. The number of Shares offered in an
Option granted under the ISOP shall be determined in the Committee's discretion, recognizing the relative contribution of each Participant to the Company's goals and objectives. To the extent that the aggregate Fair Market Value of the Shares with respect to which Options granted are exercisable for the first time by an
Employee during any calendar year (under all plans of the Company) exceeds the limit imposed by Section 422 of the Internal Revenue code, such Options shall not qualify as Incentive Stock Options. This provision shall be applied by taking options into account in the order in which they are granted.

     6.   OPTION PRICE. The Committee shall, in good faith, determine the Fair
Market Value of the Shares at the date an Option is granted. The Purchase Price of the Shares under such Option shall then be determined by the Committee, but in no event shall it be less than 100 percent of the Fair Market Value, or, in the case of a 10% Stockholder, less than 110 percent of the Fair Market Value.
For purposes of this ISOP, the Fair Market Value of the Shares shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     7. METHOD OF EXERCISE. An Option may be exercised by written notice to the Company at its principal office by the person entitled to exercise the Option, full payment of the Purchase Price of the Shares, and complying with any other conditions stated in the ISOP, in the Option or in rules and regulations of the Committee. Each Option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Committee. No Option may be exercised for a fraction of a share of Common
Stock. The purchase price of any shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check,
(iii) with shares of Common Stock of the Company, if permitted by the Committee, or (iv) by any other means which the Committee, in its discretion, permits after determination that such means are consistent with all applicable laws and regulations. If any portion of the purchase price at the time of exercise is paid in shares of Common Stock of the Company (a "stock-for-stock exercise"), those shares shall be valued as of the date of payment at their fair market value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if at the time the determination of fair market value is made those shares are admitted to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the last trade price of a 100-share lot of, the Common Stock on that exchange on the most recent trading day preceding the date on which the determination of fair market value is made. For purposes of the preceding sentence, the term "national securities exchange" shall include the Nasdaq National Market System. In the event of a stock-for-stock exercise, the Company shall be obligated to issue only the net number of shares of Common
Stock the Optionee or Transferee would obtain pursuant to a stock-for-stock exercise. Upon exercise of an Option, the Company shall provide the Optionee with a written statement containing the following information: (1) the name, address and employer identification number of the Company, (2) the dates the Option was granted and the Shares are issued pursuant to the exercise, (3) the Fair Market Value of the Shares at the exercise date, (4) the number of Shares issued, and (5) the Option Price.

     8. ACCELERATION OF EXERCISE OF INSTALLMENTS. Notwithstanding the foregoing, if the Company or its shareholders enter into an agreement of merger or consolidation with another corporation, any Option granted pursuant to the ISOP shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement of merger or consolidation and ending when the agreement of merger or consolidation is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the ISOP, whichever occurs first;
provided that the foregoing provision of this Section shall not apply on account of any agreement of merger or consolidation where the shareholders of the Company immediately before the consummation of the transaction will own


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at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section is not consummated, but rather is terminated, canceled or expires, the Options granted pursuant to the ISOP shall thereafter be treated as if that agreement had never been entered into.

     9. OPTION PERIOD AND TERMS OF EXERCISE OF OPTIONS. Options shall be granted within 10 years from the date the ISOP is adopted by the Board of Directors. The period during which the Option may be exercised (the Option
Period) shall commence upon the date of grant of the Option, and shall continue until the expiration of the term set forth in the Option, or until such Option shall be terminated as hereinafter provided in Sections 10 and 11, whichever is earlier, but in no event shall such period exceed 10 years from the date of grant of the Option or, in the case of a 10% Stockholder, 5 years from the date of grant of the Option.

     10. TRANSFERABILITY OF OPTIONS. An Incentive Stock Option may not be transferred otherwise than by will or the laws of descent and distribution, and is exercisable, during Optionee's lifetime, only by Optionee or Optionee's guardian or legal representative. Other Options granted pursuant to the ISOP may be transferred only by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, or pursuant to the Committee authorization described in this Section. The Committee may, in its discretion, authorize all or a portion of the Options (including outstanding Options) to be on terms which permit transfer by such Optionee to
(a) the spouse, children or grandchildren of the Optionee (Immediate Family
Members), (b) a trust or trusts for the exclusive benefit of such Immediate
Family Members, or (c) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, provided that (1) the stock option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Plan, and (2) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution. The Committee, in its discretion, may permit transfers to other persons or entities. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

     11. TERMINATION OF EMPLOYMENT. In the event of the termination of employment of an Optionee other than by reason of resignation, disability, or death, such Optionee may exercise an Option granted under the ISOP, to the extent that the Optionee was entitled to do so at the time of termination, only within thirty (30) days after the date of termination of employment unless the Committee, in its discretion, allows the Option to remain exercisable for a longer period. In the event the Committee allows the Option to remain exercisable for a longer period, the Committee shall have the discretion to specify the terms and conditions to which the Option shall be subject, which terms and conditions may be the same as or a modification of the original terms and conditions of the Option. The Committee may, in its discretion, accelerate the exercisability of part or all of the Option of the terminated Optionee, and if it does so, the Optionee may also exercise the accelerated portion of the Option during said thirty-day or extended period. Options exercised more than three months after termination of employment (12 months in the case of a Disabled Employee) shall not qualify as Incentive Stock Options for purposes of
Section 422 of the Code. This requirement is waived in the case of the death of the Optionee. In no event shall an Option be exercisable after expiration of the Option Period.

     For purposes of this ISOP, the Optionee's employment will be deemed to be terminated on the date indicated in the notice of termination. Nothing in the ISOP or in the instrument evidencing an Option


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shall confer upon any Optionee any right to continue in the employ of the
Company or in any way interfere with the right of the Company to terminate the employment of the Optionee at any time, with or without cause.

     12. OPTION RIGHTS UPON RETIREMENT OR DISABILITY. If an Optionee is terminated because of retirement or disability, the Options shall be fully exercisable, at any time within twelve months after the date of such termination, unless either the Option or this Plan otherwise provides for earlier termination.

     13. DEATH OF OPTIONEE. If an Optionee dies during the Employment Period, the personal representative of the estate of the Optionee, or any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, may exercise the decedent's Option at any time during the period of one year following the Optionee's death, whether or not the Optionee was entitled to exercise such Option at the time of his death. In no event may any person possess any right to exercise any Option granted under the ISOP after the expiration of the Option Period.

     14. HOLDING PERIOD. If an Optionee disposes of Shares received upon exercise of an Incentive Stock Option within two years from the date the Incentive Stock Option is granted or within one year from the date the Shares are acquired by exercise of the Incentive Stock Option, the gain, if any, realized on the sale of such Shares shall be treated as ordinary income for tax purposes and the Company shall be allowed a deduction at that time. This holding requirement is waived in the case of the death of the Optionee. If an insolvent individual holds the Shares pursuant to this exercise of an Option, neither the transfer of such Shares to a trustee, receiver, or other similar fiduciary in any proceeding under Title 11 of the U.S. Bankruptcy Code or any other similar insolvency proceeding nor any other transfer of such Shares for the benefit of creditors in such proceeding shall constitute a disposition of such Shares for the purposes of this Section.

     15. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. In the event the Company shall effect a split of its Common Stock or shall declare and pay a dividend with Shares of its Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of Shares, the maximum number of Shares reserved under the ISOP shall be increased or decreased proportionately. Unless the Committee shall otherwise determine generally or as to one or more Options, in the event that before delivery by the Company of all of the Shares in respect of which any Option has been granted under the ISOP, the Company shall have effected such split, dividend or combination, such Shares shall be increased or decreased proportionately, and the purchase price per share shall be increased or decreased proportionately so that the aggregate purchase price for all of the Shares shall remain the same as immediately prior to such split, dividend or combination.

     In the event of a reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Board of Directors of the Company shall make such adjustments, if any, as it may deem appropriate in the number and Purchase Price, of the Shares covered by the unexercised portions of Options theretofore granted under the ISOP. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

     16.  AMENDMENT AND TERMINATION OF THE ISOP. Subject to the right of the
Board of Directors of the Company to terminate the ISOP prior thereto, the ISOP shall be terminated the earlier of the expiration of ten years from the date of adoption of the ISOP by the Board of Directors of the Company, the expiration of the terms of all Options, or the exercise, cancellation or termination of all Options. The Board of Directors


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may alter or amend the ISOP but may not, without the approval of the stockholders of the Company, make any alterations or amendment thereof which operates:

          a. To increase the total number of Shares which may be granted under the ISOP (other than as provided in Section 13 hereof),

          b. To extend the term of the ISOP or the maximum option period provided in Section 8 hereof,

          c. To decrease the minimum option price provided in Section 6 hereof, or

          d. To materially modify the requirements as to eligibility for participation in the ISOP.

          No termination or amendment of the ISOP shall adversely affect the Rights of an Optionee under his Option, except with the consent of such Optionee.

     17. REQUIREMENTS OF LAW. The granting of Options and the issuance of the Shares upon the exercise of Options shall be subject to all applicable laws, rules and regulations, and to such approval by governmental agencies as may be required.

     18. REPORTS TO SHAREHOLDERS. The Company shall furnish to each Optionee and Transferee a copy of the annual report sent to the Company's shareholders.
Upon written request, the Company shall furnish to each Optionee or Transferee a copy of its most recent Form 10-K Annual Report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     19. EFFECTIVE DATE OF THE ISOP. The ISOP became effective upon adoption by the Board of Directors on March 15, 1993, and was subsequently approved on June
15, 1993, by the holders of at least a majority of the Shares of Common Stock present and voting on the proposal at a meeting of stockholders of the Company and the total number of Shares voted on the approval of the ISOP represents over 50 percent of the total number of Shares entitled to vote at the meeting. The
ISOP has been amended from time to time by the Board of Directors.

     20. DEFINITIONS. As used herein the following terms have the following meanings:

          BOARD OF DIRECTORS means the Board of Directors of Ashworth, Inc.

          COMMITTEE means the Board of Directors or committee which the Board of Directors may designate to administer the ISOP.

          COMMON STOCK means the $.001 par value Common Stock of the Company.

          COMPANY means Ashworth, Inc., or any parent, subsidiary or affiliate of the Company, as defined below.

          PARENT means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than


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the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          AFFILIATE means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms
"controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          DISABLED EMPLOYEE means an Employee who is disabled within the meaning of Section 105(d)(4) of the Code.

          EMPLOYEE means any regular salaried officer or key employee of the Company and certain other persons in connection with offers of employment.

          EMPLOYMENT PERIOD means the period beginning on the date of granting of an Option and ending on the day three months before the date of exercise of the Option, or, in the case of a Disabled Employee ending on the day one year before the date of exercise of the Option.

          FAIR MARKET VALUE of the Shares shall be the value of the Shares as determined by the Committee as of the date an Option is granted, provided that if at the time the determination of fair market value is made those shares are admitted to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the last trade price of a 100-share lot of the Common Stock on the most recent trading day preceding the date on which the determination of the fair market value is made. For purposes of this section, the term "national securities exchange" shall include the Nasdaq National Market System.

          INCENTIVE STOCK OPTION means an Option granted to an Employee during any calendar year which meets the requirements of Section 422 of the Code.

          ISOP means the Amended and Restated Incentive Stock Option Plan of the
Company, as set forth herein.

          OPTION means an option granted by the Company to an Employee for any reason connected with his employment to purchase Shares of Common Stock of the Company.

          OPTIONEE means any Employee who has been granted an Option under the ISOP.

          PARTICIPANT means any Employee who is awarded benefits under the ISOP.


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          SHARES means the Shares of Common Stock of the Company which are the subject of an Option and which have been reserved from authorized but unissued
Common Stock of the Company for the purposes set forth in the ISOP.

          10% STOCKHOLDER means an Employee who, at the time the Option is granted, owns stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company.

          TRANSFEREE means the transferee of an option transferred according to this Plan.


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